UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-2

AMPLITECH GROUP, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

155 PLANT AVENUE

HAUPPAUGE, NY, 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 5:00 p.m. Eastern Time on Tuesday, December 1, 2026

Dear Stockholders of AmpliTech Group, Inc.

We cordially invite you to attend the 2026 annual meeting of stockholders, which we refer to as the Annual Meeting, of AmpliTech Group, Inc., a Nevada corporation, which will be held on Tuesday, December 1, 2026, at 5:00 p.m. Eastern Time, in person at the offices of AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, NY, 11788, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect five directors, each to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualified; and

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

We will transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on October 9, 2026, as the record date for the Annual Meeting. Only stockholders of record of our common stock on October 9, 2026, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about October 15, 2026, we expect to commence the mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report, and other additional proxy materials can be accessed directly at the following Internet address: https://ts.vstocktransfer.com/irhlogin/AMPLITECH.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, fax, email or mail.

We appreciate your continued support of AmpliTech Group, Inc.

By order of the Board of Directors,

/s/ Fawad Maqbool
Chairman, President, Chief Executive Officer and Chief Technical Officer
Hauppauge, New York
October 12, 2026

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AMPLITECH GROUP, INC.

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 5:00 p.m. Eastern Time on Tuesday, December 1, 2026

This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2026 Annual Meeting of Stockholders of AmpliTech Group, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof, which we refer to as the Annual Meeting. The Annual Meeting will be held on Tuesday, December 1, 2026, at 5:00 p.m. Eastern Time, at the offices of AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, New York, 11788. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” containing instructions on how to access this proxy statement and our annual report is being first mailed on or about October 15, 2026, to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 1, 2026. Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at https://ts.vstocktransfer.com/irhlogin/AMPLITECH.

What matters am I voting on?

You will be voting on:

●	the election of five directors, each to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualified;
●	a proposal to ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
●	any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

●	“FOR” the election of each director nominee;
●	“FOR” the ratification of the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

Who is entitled to vote?

Holders of our common stock as of the close of business on October 9, 2026, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 30,127,415 shares of our common stock outstanding and entitled to vote. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by such stockholder on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

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Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

How many votes are needed for approval of each proposal?

●	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

●	Proposal No. 2: The ratification of the appointment of Sadler, Gibb & Associates, LLC, requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against Proposal No. 2. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect any broker non-votes on this proposal.

What is the quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws (“Bylaws”) and Nevada law. The presence, in person, by remote communication, if applicable, or by proxy of one-third (1/3) of our common stock issued and outstanding and entitled to vote at such meeting, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

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VOTE BY INTERNET

Use the Internet at http://www.vstocktransfer.com/proxy to transmit your voting instructions and for electronic delivery of information. Click on Proxy Voter Login and log-on using your control number. Vote by 11:59 p.m. Eastern Time on November 30, 2026. Have your Notice or proxy card (if you requested a paper proxy card) in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY FAX OR EMAIL

If you requested a paper proxy card, mark, sign and date your proxy card and return it by fax to (646) 536-3179 or by email to vote@vstocktransfer.com by 11:59 p.m. Eastern Time on November 30, 2026.

VOTE BY MAIL

If you requested a paper proxy card, please mark, sign and date your proxy card and return it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598 by 11:59 p.m. Eastern Time on November 30, 2026.

VOTE IN PERSON

The Annual Meeting will be held on Tuesday, December 1, 2026, at 5:00 p.m. Eastern Time, at our offices located at 155 Plant Avenue, Hauppauge, New York, 11788.

Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by fax, email, or on the Internet. However, the availability of fax, email and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet;
●	completing and mailing, faxing or emailing a later-dated proxy card;
●	notifying the Secretary of AmpliTech Group, Inc., in writing, at 155 Plant Avenue, Hauppauge, New York, 11788; or
●	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

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What do I need to do to attend the Annual Meeting in person?

Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 4:00 p.m. Eastern Time and the Annual Meeting will begin at 5:00 p.m. Eastern Time. Each stockholder should be prepared to present:

●	valid government photo identification, such as a driver’s license or passport; and
●	if you are a street name stockholder, proof of beneficial ownership as of October 9, 2026, the record date, such as your most recent account statement reflecting your stock ownership as of October 9, 2026, along with a copy of the voting instruction card provided by your broker, bank, trustee or other nominee or similar evidence of ownership.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Please allow ample time for check-in. Parking is limited.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Fawad Maqbool, our Chief Executive Officer, and Louisa Sanfratello, our Chief Financial Officer, or any of them, have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about October 15, 2026 to all stockholders of record entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “routine” matters: Proposal No. 2 - to ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm. Proposal No. 1 - Election of Directors is considered a “non-routine” matter, and therefore in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposal.

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Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

AmpliTech Group, Inc.

Attention: Secretary

155 Plant Avenue

Hauppauge, New York, 11788

Tel: (631) 521-7831

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

In accordance with Article II, Section 2.15 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2027 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices at the address identified under “Mailing Instructions” below, not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than August 3, 2027 and no later than September 2, 2027; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

The notice should include a brief description of the business desired to be brought before the 2027 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as if the matter had been proposed, or intended to be proposed, by our Board of Directors. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Article II, Section 2.15 of our Bylaws.

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Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee and Board of Directors. Any such recommendations should include the nominee’s name, address, date of birth, principal occupation or employment (present and for the past five years) and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth below under “Mailing Instructions”. For additional information regarding stockholder recommendations for director candidates, see the section of this proxy statement titled “Director Candidates”.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required under Section 2.16 of our Bylaws. In addition, a stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 2, 2027.

Rule 14a-8

Pursuant to our Amended and Restated Bylaws, the submission of stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified us of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by us to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit the written proposal must be received at our principal executive offices on or before June 17, 2027. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2027 Annual Meeting. However, if the date of the 2027 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, we strongly encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws and Rule 14a-8 requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Proposals submitted under Rule 14a-8 must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Mailing Instructions

Stockholder written proposals should be addressed to Secretary, AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, New York, 11788.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Are there any interests of officers and directors in matters to be acted upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of five members. Three of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). Pursuant to our Bylaws, our directors are elected at each annual meeting of stockholders and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation or removal.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

All of our nominees for directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the nominating and corporate governance committee and our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position
Fawad Maqbool	65	Chairman of the Board, President, Chief Executive Officer and Chief Technical Officer
Louisa Sanfratello	61	Chief Financial Officer and Director
Andrew Lee	43	Director
Daniel Mazziota	89	Director
Shailesh “Sonny” Modi	63	Director

Fawad Maqbool has served as the Company’s Chairman of the Board of Directors, President, Chief Executive Officer and Chief Technical Officer since founding AmpliTech, Inc. in 2002. Prior to founding AmpliTech, Inc., Mr. Maqbool was the President of Aeroflex Amplicomm, Inc. for 2000 and 2001. His duties included, among other things, overseeing the design and development of amplifiers specifically for fiber optic communication applications. Mr. Maqbool was with MITEQ, Inc. from 1987 to 1999 where he began as an Engineering Group Leader and ultimately held the title of Department Head responsible for a staff of thirty-two consisting of engineers, technicians, assemblers and support personnel. His professional career began with the Hazeltine Corporation in 1983 where he was a Microwave Design Engineer through 1986. Mr. Maqbool received a bachelor’s degree in electrical engineering (major in microwaves and RF) and biomedical engineering from the City College of New York. He subsequently earned a master’s degree in electrical engineering (major in microwaves and RF) from Polytechnic University, now the New York University Tandon School of Engineering. Through his prior service, Mr. Maqbool possesses the knowledge and experience in microwaves and RF electrical engineering that aids him in efficiently and effectively identifying and executing the Company’s strategic priorities. As our Chief Executive Officer, Chairman and founder, Mr. Maqbool brings to the Board of Directors extensive knowledge of the Company’s products, structure, history, and culture as well as years of expertise in the industry.

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Louisa Sanfratello is a licensed CPA and has been an accountant, servicing numerous clients in various industries since 1987. Her professional career began with the public accounting firm of Holtz Rubenstein & Co, where she gathered audit experience for several years and moved on to more challenging positions in both the public and private sector. She served as a Controller for The New Interdisciplinary School for over 10 years. Her responsibilities included overseeing the accounting department in addition to working directly with the NYS Department of Education. Ms. Sanfratello was also employed by the Make A Wish Foundation of Suffolk County as chief accountant working directly with the President and CFO. She joined AmpliTech, Inc. in 2012 as Chief Financial Officer, where she manages the company’s finances and SEC filings. Her responsibilities also include assisting the Chief Executive Officer in developing new business, maintaining operating budgets and ensuring adequate cash flow. Ms. Sanfratello was appointed to the Board of Directors for her extensive knowledge of the Company’s products and her financial and accounting expertise.

Andrew Lee has served as a director of the Company since January 2021. Mr. Lee serves as the chairman of the Audit Committee. Mr. Lee is a licensed CPA and holds his MBA degree from Washington State University. Mr. Lee received his Bachelor of Business Administration, with concentrations in Finance and Accounting, from Walla Walla University. Mr. Lee is currently serving as CFO of RealNetworks. Prior to joining RealNetworks, Mr. Lee served as CFO of Scythe Robotics, RealWear and Ryonet Corporation, a high-growth firm in Vancouver, Washington. Mr. Lee’s finance and accounting experience qualifies him to serve on our board of directors.

Daniel Mazziota has served as a director of the Company since January 2021. He serves as the chairman of the Compensation Committee. Mr. Mazziota founded Microwave Power Devices, Inc. in 1967, which he sold in 1980 to Macom Technology Solutions, a Nasdaq listed developer and producer of radio, microwave, and millimeter wave semiconductor devices and components. He served as the President of Microwave Power Devices, Inc. until his retirement in 1988. He has served as president of IDM Consulting since 1965. IDM Consulting provides consulting services to the microwave component and sub system industry. He received his BEE and MSEE degrees from New York Polytechnic Institute and is a fellow of the Institute. Mr. Mazziota’s microwave component and subsystem industry experience qualifies him to serve on our board of directors.

Shailesh “Sonny” Modi has served as a director of the Company since January 2025. Mr. Modi has served as chief financial officer and treasurer of ShelterPoint Life Insurance Company (“ShelterPoint”) since December 2015 and was instrumental in leading the successful sale of ShelterPoint to Protective Life Insurance Company in 2024. Prior to ShelterPoint, Mr. Modi served as senior vice president of Global Insurance Strategic Planning & Analysis at Aspen Insurance Holdings from April 2014 to June 2015. Earlier in his career, he spent 10 years at Deloitte & Touche LLP, focusing on financial services and participating in initial public offerings. Mr. Modi holds a B.S. in Accounting and an MBA in Finance & Computer Systems from New York University. He has served on various boards, including InRoads and the Insurance Accounting and Systems Association (IASA), and has been involved in volunteer organizations such as the Boy Scouts of America. Mr. Modi’s finance and accounting experience qualifies him to serve on our board of directors.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our bylaws. Our executive officers are appointed by our Board of Directors and hold office until removed by the Board of Directors.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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Potential Conflicts of Interest

We are not aware of any current or potential conflicts of interest with our director or executive officers.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position
Jorge Flores	59	Chief Operating Officer

Jorge Flores joined AmpliTech at the end of March in 2021 as Executive Director of Operations, bringing with him over 30 years of combined operations and program management experience. Prior to joining AmpliTech’s executive leadership team, Mr. Flores held various leadership roles at Comtech Telecommunications, a Nasdaq listed corporation with over 2,000 employees and revenues of over $600,000,000. Previous management roles included Director of Program Management Office, Business Unit Manager and Supply Line Management. Mr. Flores holds an MBA with concentration in Operations Management and Leadership from Dowling NY and, a BS in Business Administration, Major in Operations Management from NYIT. Mr. Flores was promoted to Chief Operating Officer effective February 21, 2022. As Chief Operating Officer, Mr. Flores leads critical initiatives to further streamline operations, drive growth, and take ownership of creating an enhanced experience for AmpliTech’s valued customers.

Board Committees and Meetings

Committees

Effective January 20, 2021, we formed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised of our three independent directors. Mr. Modi is the chairman of the Nominating and Corporate Governance Committee. Mr. Lee is the chairman of the Audit Committee and Mr. Mazziota as the chairman of the Compensation Committee. Mr. Lee’s finance and accounting experience qualifies him as the audit committee financial expert.

Independence

Our Board of Directors has determined that each of Mr. Modi, Mr. Lee and Mr. Mazziota is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the rules and regulations promulgated by the SEC. In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances related to any relationship between a director, his or her immediate family and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above. Our Board of Directors has determined that Mr. Modi, Mr. Lee and Mr. Mazziota meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the Nasdaq Stock Market listing rules and that Mr. Modi, Mr. Lee and Mr. Mazziota meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2)(A) of the Nasdaq Stock Market listing rules.

Audit Committee

The primary purpose of our audit committee is to assist our Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. Our audit committee met 6 times during the year ended December 31, 2025. The functions of our audit committee include, among other things:

●	hiring an independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;
●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;
●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;
●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;
●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;
●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;
●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;
●	reviewing potential conflicts of interest under and violations of our code of conduct;
●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;
●	reviewing and approving related-party transactions; and
●	reviewing and evaluating, at least annually, our audit committee’s charter.

With respect to reviewing and approving related-party transactions, our audit committee will review related-party transactions for potential conflicts of interest or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our audit committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the audit committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participating in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Mr. Lee qualifies as an audit committee financial expert.

Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Our audit committee charter is available on our website at www.amplitechgroup.com under “About Us—Governance Documents”.

Compensation Committee

The primary purpose of our compensation committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. Our compensation committee met 2 times during the year ended December 31, 2025. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

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●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;
●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;
●	reviewing and evaluating our compensation risk policies and procedures;
●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;
●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;
●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;
●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and
●	reviewing and evaluating, at least annually, our compensation committee’s charter.

The compensation committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The compensation committee reviews our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives to assess and determine that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Our compensation committee charter is available on our website at www.amplitechgroup.com under “About Us—Governance Documents”.

Nominating and Corporate Governance Committee

The primary purpose of our nominating and corporate governance committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our nominating and corporate governance committee met 11 times during the year ended December 31, 2025. The functions of our nominating and corporate governance committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;
●	determining the minimum qualifications for service on our Board of Directors;
●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;
●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and
●	periodically reviewing and evaluating our nominating and corporate governance committee’s charter.

Our nominating committee charter is available on our website at www.amplitechgroup.com under “About Us—Governance Documents”.

Meetings

During our fiscal year ended December 31, 2025, our Board of Directors held 19 meetings (including regularly scheduled and special meetings), and each director attended 100% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

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The independent directors meet in executive sessions without management present. The independent directors met 4 times in such sessions during fiscal year ended December 31, 2025.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we strongly encourage our directors to attend. All of our directors attended our 2025 Annual Meeting of Stockholders.

Board of Directors Diversity

Our Board of Directors is committed to fostering a diversity of backgrounds and perspectives so that our Board of Directors positions our company for the future. The members of our Board of Directors represent a mix of ages, genders, races, ethnicities, geographies, cultures, and other perspectives that we believe expand our Board of Directors’ understanding of the needs and viewpoints of our partners, employees, stockholders, and other stakeholders.

Director Candidates

Our Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of our Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, our Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity; ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning. Our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Our Board of Directors will consider candidates for director recommended by stockholders, so long as such recommendations comply with our Articles of Incorporation, Bylaws, nominating and corporate governance committee charter and applicable laws, rules and regulations, including those promulgated by the SEC. Our Board of Directors will evaluate such recommendations in accordance with our Bylaws and our policies and procedures for director candidates, including our corporate governance guidelines. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact us in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our Board of Directors.

Stockholder Communications

Although we do not have a formal policy regarding stockholder communications with our Board of Directors, stockholders may communicate with our Board of Directors, or any individual director on our Board of Directors, by writing to us at the address of our principal executive offices, addressing the communication to the attention of our Chief Executive Officer, and specifying the Board of Directors or, if applicable, the individual member thereof as the intended recipient of the communication. Our Corporate Secretary will forward to the directors all communications that, in her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board of Directors or to the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board of Directors.

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Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Fawad Maqbool serves as Chairman of the Board and Chief Executive Officer. We do not have a lead independent director. Mr. Maqbool sets the strategic direction for the company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Maqbool further oversees the agenda for board meetings in collaboration with the other board members. Our Board believes that it is in the best interest of the company and its stockholders for Mr. Maqbool to serve in both roles at this time given his knowledge of our company and industry. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and our Board of Directors. Our Board of Directors will continue to reassess the structure to determine what is in the best interests of the Company and stockholders.

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Code of Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all our directors, officers (including our Chief Executive Officer, Chief Financial Officer and any person performing similar functions) and employees. We have made our Code of Business Conduct and Ethics available on our website at the following address: www.amplitechgroup.com under ‘About Us—Governance Documents’. We expect that any future amendments to our Code of Ethics and Business Conduct, or any waivers of its requirements, will be disclosed on our website.

Clawback Policy

To comply with Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated under the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5608 applicable to incentive-based compensation for executive officers of listed companies, in November 2023, the Board adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) with an effective date of October 2, 2023. Current executive officers of the Company have agreed in writing to the terms and conditions of the Clawback Policy. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the federal securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. Administration of the Clawback Policy will be by the Compensation Committee of the Company.

Hedging Transactions

Our Insider Trading Policy prohibits insiders from buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s Securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, with the exception of the Company’s tradeable warrants.

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Insider Trading Policy and Rule 10b5-1 Trading Programs

We have adopted an Insider Trading Policy which prohibits directors, officers and all other employees, or consultants or contractors, as well as family members of such persons (or any other person subject to the policy) from engaging in any transaction involving a purchase or sale of our securities, including any offer to purchase or offer to sell, based on material nonpublic information regarding the Company (“Material Nonpublic Information”).

Under our Insider Trading Policy and pursuant to SEC Rule 10b5-1, directors, officers and employees may establish written programs which permit (i) automatic trading of the Company’s stock through a third-party broker or (ii) trading of the Company’s stock by an independent person (such as an investment bank) who is not aware of Material Nonpublic Information at the time of a trade. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director, executive officer, or other employee when entering into the plan, without further direction from such insider.

Director Compensation

The following table sets forth the compensation of our non-employee directors for the years ended December 31, 2025 and 2024. Persons serving as both an officer and a director of the Company receive no additional compensation for service as a director and are included only in the Summary Compensation Table.

Name	Fiscal Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Matthew Kappers(1)	2025	–	–	–	–	–	–	–
	2024	–	30,000	–	–	–	–	30,000
Andrew Lee	2025	–	46,200	–	–	–	–	46,200
	2024	–	30,000	–	–	–	–	30,000
Daniel Mazziota	2025	–	46,200	–	–	–	–	46,200
	2024	–	30,000	–	–	–	–	30,000
Shailesh “Sonny” Modi(1)	2025	–	46,200	–	–	–	–	46,200

(1)	Mr. Kappers resigned as a director of the Company on January 17, 2025. Upon Mr. Kappers’ resignation, Mr. Modi was appointed as a director of the Company on January 17, 2025.

On December 19, 2024, the Company granted restricted stock awards under the Company’s Amended and Restated 2020 Equity Incentive Plan (as amended, the “2020 Plan”) to Messrs. Kappers, Lee and Mazziota an aggregate of 45,000 shares of common stock (15,000 each) valued at $90,000. These restricted stock awards vested immediately.

On January 20, 2025, the Company entered into a form of director agreement (the “2025 Director Agreement”) with each of the foregoing independent directors: Mr. Andrew Lee, Mr. Daniel Mazziota and Mr. Shailesh “Sonny” Modi. The 2025 Director Agreement provides for a one (1) year term unless terminated earlier upon certain events set forth in the 2025 Director Agreement, which includes among other things, resignation or removal. In addition, the 2025 Director Agreement also provides, among other things, reimbursement of expenses for attending meetings, indemnification and annual compensation of 15,000 Restricted Stock Units pursuant to the Company’s 2020 Plan for services.

On December 12, 2025, the Company granted restricted stock awards under the Company’s 2020 Plan to directors of the Company for an aggregate of 45,000 shares of common stock (15,000 each) valued at $138,600. These restricted stock awards vested immediately.

On January 20, 2026, the Company entered into a form of director agreement (the “2026 Director Agreement”) with each of the foregoing independent directors: Mr. Andrew Lee, Mr. Daniel Mazziota and Mr. Shailesh “Sonny” Modi. The 2026 Director Agreement provides for a one (1) year term unless terminated earlier upon certain events set forth in the 2026 Director Agreement, which includes among other things, resignation or removal. In addition, the 2026 Director Agreement also provides, among other things, reimbursement of expenses for attending meetings, indemnification and annual compensation of 15,000 Restricted Stock Units pursuant to the Company’s 2020 Plan for services.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Sadler, Gibb & Associates, LLC (“Sadler”), independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2026. Sadler has served as our independent registered public accounting firm since 2013.

Notwithstanding the appointment of Sadler and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Sadler as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our audit committee is submitting the appointment of Sadler to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Sadler will be present at the Annual Meeting either in person or by teleconference, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Sadler, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the aggregate fees incurred for professional services provided to us for 2025 and 2024:

	2025	2024
Audit Fees	$282,370	$255,460
Audit-Related Fees	–	–
Tax Fees	8,547	10,885
All Other Fees	–	–
Total	$290,917	$266,345

Audit Fees

For the years ended December 31, 2025 and 2024, we incurred $282,370 and $255,460, respectively, for professional services rendered for the audit and review of our financial statements.

Audit Related Fees

For the years ended December 31, 2025 and 2024, we incurred no fees for audit related services.

Tax Fees

For our years ended December 31, 2025 and 2024, we incurred $8,547 and $10,885, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

We did not incur any other fees related to services rendered by our independent registered public accounting firm for the years ended December 31, 2025 and 2024.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The audit committee pre-approves all audits (including audit-related) and permitted non-audit services to be performed by the independent auditors. The audit committee will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the audit committee pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual projects and annual maximums. Other than the tax services described above, the Company has not engaged its auditors to perform any non-audit services.

All of the services and fees described above for 2025 and 2024 were pre-approved by our Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of AmpliTech Group, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2026. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, Sadler, Gibb & Associates, LLC (“Sadler”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Sadler to review the financial statements for the fiscal year ended December 31, 2025. The Audit Committee discussed with Sadler the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Sadler, with and without management present, to discuss the overall scope of Sadler’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Sadler required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Sadler its independence and satisfied itself as to the independence of Sadler.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2026.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Andrew Lee (Chair)	Shailesh Modi	Daniel Mazziota

Vote Required

The ratification of the appointment of Sadler as our independent registered public accounting firm for fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against Proposal No. 2. We believe Proposal No. 2 will be considered “routine” and thus broker non-votes are not anticipated. Broker non-votes, if any, will not affect the outcome of the vote on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF SADLER.

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EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, as well as the directors.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

The compensation committee has full authority to form and delegate authority to one or more subcommittees consisting solely of one or more members of the compensation committee as it deems appropriate from time to time. The compensation committee may delegate to the Chief Executive Officer or any other executive officer the authority to grant equity awards to employees of the Company who are not directors or officers of the Company, on such terms and subject to such limitations as the compensation committee may determine in compliance with Nevada corporate law.

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to, the named executive officers set forth below (collectively, the “Named Executive Officers”) during the years ended December 31, 2025 and 2024:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Fawad Maqbool	2025	498,077	360,000	–	–	–	858,077
Chairman, President, Chief Executive Officer and Chief Technical Officer	2024	446,154	–	–	–	–	446,154

Louisa Sanfratello	2025	273,942	237,500	–	–	–	511,442
Chief Financial Officer	2024	245,384	–	–	–	–	245,384

Jorge Flores	2025	272,942	237,500	–	–	–	510,442
Chief Operating Officer	2024	245,384	–	–	–	–	245,384

On February 21, 2022, the Company’s Board of Directors approved an increase in salary, effective as of January 1, 2022, for Mr. Maqbool, to $500,000 per year, and for Ms. Sanfratello and Mr. Flores to $275,000 per year. In June of 2024, the officers of the Company voluntarily reduced their salaries by 20%.

Effective January 1, 2025, reinstated annual base salaries were $500,000 for Mr. Maqbool and $275,000 for each of Ms. Sanfratello and Mr. Flores. Effective October 1, 2025, annual base salaries were increased to $600,000 for Mr. Maqbool and $350,000 for each of Ms. Sanfratello and Mr. Flores, as reflected in the employment agreements entered into on January 30, 2026.

As further described below, on January 20, 2026, pursuant to recommendation of the Compensation Committee, the Board of Directors formally approved the salary increases effective October 1, 2025.

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Employment Agreements with Named Executive Officers

Summary of Employment Agreement with Mr. Fawad Maqbool

On January 30, 2026, Company entered into Executive Employment Agreements with each of the following named executive officers: Fawad Maqbool, Louisa Sanfratello and Jorge Flores. The Executive Employment Agreements have an effective date of October 1, 2025, and are for a period of three years from the effective date, subject to automatic one-year renewals.

For his services, Mr. Maqbool will receive (i) an annual base salary of $600,000; (ii) an annual target bonus opportunity of up to 75% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Maqbool Employment Agreement which annual target bonus opportunity and performance goals will be determined annually; provided, however, for fiscal year 2025 only, the annual target bonus is capped at $200,000; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Mr. Maqbool will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

The Maqbool Employment Agreement and his employment thereunder may be terminated by either the Company or Maqbool at any time and for any reason upon 90 days’ written notice.

(1) If Maqbool’s employment is terminated by Maqbool’s failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Maqbool without good reason (as defined in the agreement) he will be paid (i) any earned but unpaid base salary; (ii) any earned but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Maqbool may be entitled to prior to termination (items (1)(i) through (1)(iv) referred to as “Maqbool Accrued Amounts”).

(2) If the Company fails to renew the Maqbool Employment Agreement, Maqbool’s employment is terminated by the Company without cause (as defined in the agreement) or due to Maqbool’s death or disability or by Maqbool for good reason outside of the change of control period (as defined in the Agreement), Maqbool shall be entitled to (i) the Maqbool Accrued Amounts; (ii) a cash severance equal to eighteen months of Maqbool’s then base salary; (iii) annual bonus, if any, that Maqbool would have earned for the year, pro-rata; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms, subject to pro-ration based on the number of days elapsed in the applicable performance period prior to termination; (vi) up to 18 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the Maqbool Employment Agreement, Maqbool’s employment is terminated by the Company without cause or due to Maqbool’s death or disability or by Maqbool for good reason within the change of control period, Maqbool shall be entitled to receive the following severance benefits: (i) the Maqbool Accrued Amounts; (ii) a cash severance equal to three times Maqbool’s then base salary and annual target bonus; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested (iv) up to 18 months of COBRA.

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Summary of Employment Agreement with Mr. Jorge Flores

On January 30, 2026, the Company entered into an Executive Employment Agreement with the Company’s chief operating officer, Jorge Flores (the “Flores Employment Agreement”). The Flores Employment Agreement, with an effective date of October 1, 2025, is for a period of three years from the effective date, subject to automatic one-year renewals. For his services, Mr. Flores will receive (i) a base annual salary of $350,000; (ii) an annual target bonus opportunity of up to 45% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Flores Employment Agreement, which annual target bonus opportunity and performance goals will be determined annually; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Mr. Flores will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

The Flores Employment Agreement and his employment thereunder may be terminated by either the Company or Flores at any time and for any reason upon 90 days’ written notice.

(1) If Flores’ employment is terminated by Flores’ failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Flores without good reason (as defined in the agreement), he will be paid (i) any earned but unpaid base salary; (ii) any earned but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Flores may be entitled to prior to termination (Items (1)(i) through (1)(iv) referred to as “Flores Accrued Amounts”).

(2) If the Company fails to renew the Flores Employment Agreement, Flores’ employment is terminated by the Company without cause (as defined in the Agreement) or due to Flores’ death or disability or by Flores for good reason outside of the change of control Period (as defined in the agreement), Flores shall be entitled to (i) the Flores Accrued Amounts; (ii) a cash severance equal to twelve months of Flores’ then base salary; (iii) annual bonus, if any, that Flores would have earned for the year, pro-rata; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms based on actual achievement of the applicable performance criteria but pro-rated; (vi) up to 12 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the Agreement, Flores’ employment is terminated by the Company without cause or due to Flores’ death or disability or by Flores for good reason within the change of control period, Flores shall be entitled to receive the following severance benefits: (i) the Flores Accrued Amounts; (ii) a cash severance equal to two times Flores’ then base salary and target bonus for the year; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested and exercisable and (iv) up to 18 months of COBRA.

Summary of Employment Agreement with Ms. Louisa Sanfratello

On January 30, 2026, the Company entered into an Executive Employment Agreement with the Company’s chief financial officer, Louisa Sanfratello (the “Sanfratello Employment Agreement”). The Sanfratello Employment Agreement, with an effective date of October 1, 2025, is for a period of three years from the effective date, subject to automatic one-year renewals. For her services, Ms. Sanfratello will receive (i) a base annual salary of $350,000; (ii) an annual target bonus opportunity of up to 45% of base salary based on performance goals consisting of (1) revenues, (2) EBITDA/gross margin and (3) employee retention as set forth in the Sanfratello Employment Agreement, which annual target bonus opportunity and performance goals will be determined annually; (iii) participation in the Company’s 2020 Equity Incentive Plan including a grant of (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the Option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments. Ms. Sanfratello will be entitled to six (6) weeks of vacation and will be entitled to fringe benefits and perquisites that are made available to other similarly situated executives of the Company, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

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The Sanfratello Employment Agreement and her employment thereunder may be terminated by either the Company or Sanfratello at any time and for any reason upon 90 days’ written notice.

(1) If Sanfratello’s employment is terminated by Sanfratello’s failure to renew the agreement, by the Company for cause (as defined in the agreement), or by Sanfratello without good reason (as defined in the agreement), she will be paid (i) any earned but unpaid base salary; (ii) any earned but unpaid annual bonus; (iii) unreimbursed business expenses; and (iv) other employee benefits Sanfratello may be entitled to prior to termination (Items (1)(i) through (1)(iv) referred to as “Sanfratello Accrued Amounts”).

(2) If the Company fails to renew the Sanfratello Employment Agreement, Sanfratello’s employment is terminated by the Company without cause (as defined in the Agreement) or due to Sanfratello’s death or disability or by Sanfratello for good reason outside of the change of control period (as defined in the agreement), Sanfratello shall be entitled to (i) the Sanfratello Accrued Amounts; (ii) a cash severance equal to twelve months of Sanfratello’s then base salary; (iii) pro-rata bonus equal to the annual bonus, if any, that Sanfratello would have earned for the year; (iv) all outstanding unvested restricted stock units, stock options, or other equity awards subject to time-based vesting that are scheduled to vest pursuant to the applicable award agreement during the one year period following termination shall immediately vest; (v) any outstanding unvested restricted stock units, stock options, or other equity awards subject to performance-based vesting shall remain outstanding and eligible to vest in accordance with their respective terms based on actual achievement of the applicable performance criteria but pro-rated; (vi) up to 12 months of COBRA payments; and (vii) the engagement of outplacement service up to $50,000.

(3) In the event that the Company fails to renew the agreement, Sanfratello’s employment is terminated by the Company without cause or due to Sanfratello’s death or disability or by Sanfratello for good reason within the change of control period, Sanfratello shall be entitled to receive the following severance benefits: (i) the Sanfratello Accrued Amounts; (ii) a cash severance equal to two times Sanfratello’s then base salary and target bonus for the year; (iii) all outstanding unvested restricted stock units, stock options, or other equity awards shall immediately become fully vested and exercisable and (iv) up to 18 months of COBRA.

Annual Bonus Plan

On March 10, 2026, pursuant to the recommendation of the Compensation Committee the Board of Directors approved the annual performance milestones to determine eligibility for, and the amount of, annual performance bonuses for the named executive officers of the Company for the fiscal year ending 2026 and onward (the “Bonus Plan”). The purpose of the adoption of the Bonus Plan is to incentivize and reward executive officers for achieving specified financial, operational, and strategic objectives.

The Bonus Plan sets the amount of bonus each fiscal year each named executive officer is eligible to receive and the performance criteria for such bonus, which is based on the following three metrics: annual revenue, EBITDA/gross margin, and employee retention. All of the Company’s named executive officers are eligible to participate in the annual bonus plan. The target bonuses set for the named executive officers under the Bonus Plan are as follows: (1) Fawad Maqbool, Chief Executive Officer, 75% of base annual salary and (2) Louisa Sanfratello, Chief Financial Officer, and Jorge Flores, Chief Operating Officer, 45% of base annual salary. The performance weightings for the executive management team are 50% for the revenue metric, 35% for the operating profit metric (based on EBITDA/gross margin) and 15% for employee retention metric. If the performance of any metrics does not meet the applicable minimum threshold for that measure, no award will be earned for that measure. If the minimum threshold is achieved, the target bonus will apply. For each minimum metric obtained, the weighted percentage will apply linearly, then all line metrics percentage achieved are added to calculate final percentage for the final bonus calculation. If the maximum metric performance is achieved, for each metric achieved, 10% will be added to each line metric with the maximum bonus being equal to 105% for Mr. Maqbool, and 75% for Ms. Sanfratello and Mr. Flores. Calculation of bonus for performance between minimum and maximum thresholds will be determined by linear interpolation. In addition, upon Board approval at the recommendation of the Compensation Committee, a discretionary bonus for a maximum of 85% of annual base salary may also be awarded to Mr. Maqbool, and a maximum of 55% of annual base salary may be awarded to Ms. Sanfratello and Mr. Flores.

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2026 Grants to Named Executive Officers

Pursuant to the terms of the Executive Employment Agreements, the Company granted each of the Named Executive Officers: (1) an incentive stock option to purchase 200,000 shares of common stock and (2) 50,000 restricted stock units that vest immediately upon grant. The option shall be subject to service-based vesting with twenty-five percent (25%) of the shares underlying the option vesting on the first anniversary of the date of grant and the remaining seventy-five percent (75%) vesting in thirty-six (36) equal monthly installments.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards for our named executive officers as of the fiscal year ended December 31, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Fawad Maqbool	November 26, 2021	100,000	–	–	3.52	November 26, 2026
	June 14, 2022	75,000	25,000	–	1.72	June 14, 2027
	December 20, 2022	60,000	40,000	–	1.92	December 31, 2027
	December 20, 2023	40,000	60,000	–	1.73	December 20, 2028

Louisa Sanfratello	November 26, 2021	50,000	–	–	3.52	November 26, 2026
	June 14, 2022	37,500	12,500	–	1.72	June 14, 2027
	December 20, 2022	30,000	20,000	–	1.92	December 31, 2027
	December 20, 2023	20,000	30,000	–	1.73	December 20, 2033

Jorge Flores	July 26, 2021	5,000	–	–	3.88	July 26, 2031
	November 26, 2021	25,000	–	–	3.52	November 26, 2026
	June 14, 2022	37,500	12,500	–	1.72	June 14, 2027
	December 20, 2022	30,000	20,000	–	1.92	December 31, 2027
	December 20, 2023	20,000	30,000	–	1.73	December 20, 2033

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Amended and Restated 2020 Equity Incentive Plan

In October 2020, the Board of Directors and stockholders adopted the “2020 Plan”, effective as of December 14, 2020. Under the 2020 Plan, the Company reserved 1,250,000 shares of common stock to grant shares of common stock to employees and individuals who perform services for the Company. The purpose of the 2020 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of the Company’s business. The 2020 Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Board of Directors may determine. In 2023, the Board and the stockholders adopted the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Amended and Restated Plan”), effective as of December 11, 2023. The Amended and Restated Plan is substantially similar to the 2020 Plan except that it increases the shares of our common stock available for issuance thereunder to 2,250,000 shares of common stock.

On October 1, 2025, the Company’s Board unanimously approved an Amendment to the Amended and Restated Plan to increase the number of shares subject to the Amended and Restated Plan by an additional 2,800,000. On December 10, 2025 at the 2025 Annual Meeting of Stockholders, such amendment was approved by the stockholders.

As of December 31, 2025, all outstanding stock options were issued according to the Company’s Amended and Restated Plan, and there remains 3,487,375 shares of common stock available for future issuance under the Amended and Restated Plan.

Policies and Practices Related to the Timing of Grants of Certain Equity Awards

The Compensation Committee does not have a policy or practice on when to grant option awards. The Compensation Committee does not have a policy or practice of taking into account material nonpublic information when determining the timing and terms of option awards and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Option awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option grant dates. However, if public announcement of material information is anticipated, the grant date of any option awards may be deferred at the discretion of the Compensation Committee until the first trading day after release of such information.

Clawback Policy

We have adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) that applies to our executive officers (including our Chief Executive Officer) and certain other key employees in compliance with Rule 10D-1 promulgated under the Exchange Act and Nasdaq Listing Rule 5608. The policy is administered by our Compensation Committee and applies in the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements (a “Big R” restatement), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “little r” restatement). The policy requires the Compensation Committee to recover reasonably promptly the amount of any erroneously awarded incentive-based compensation received by any current or former executive officer in the event of an accounting restatement, subject to the limited exceptions permitted by Rule 10D-1.

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Pay Versus Performance

The following table and supporting narrative contain information regarding compensation actually paid to our named executive officers and the relationship to company performance.

	Summary Compensation Table Total		Average Summary Compensation Table Total		Value of Initial Fixed $100 Investment
Year	for the Principal Executive Officer (“PEO”) (1)	Compensation Actually Paid to the PEO (1)(3)	for Non-PEO Named Executive Officers (“NEOs”) (2)	Average Compensation Actually Paid to the NEOs (2)(3)	Total Shareholder Return (“TSR”) (4)	Net Income (Loss)
2025	$858,077	$432,947	$510,942	$310,712	$141.04	$(7,007,155)
2024	$446,154	$942,394	$245,384	$494,479	$242.45	$(11,242,404)
2023	$657,797	$579,640	$353,898	$314,120	$88.68	$(2,465,439)

(1)	Our Chief Executive Officer, Fawad Maqbool, served as our PEO for all years in the table.
(2)	Our Chief Financial Officer, Louisa Sanfratello, and our Chief Operating Officer, Jorge Flores, served as our Non-PEO NEOs for all years in the table.

(3)	To calculate “compensation actually paid” for our PEO and other NEOs the following adjustments were made to Summary Compensation Table total pay:
(4)	Total shareholder return is calculated as the cumulative value of a fixed $100 investment in our common stock, measured from the closing price on December 30, 2022, the last trading day before the earliest fiscal year in the table, through the last trading day of each fiscal year shown. We did not pay dividends during the period.

Year	Executives	Summary Compensation Table Total	Subtract Equity Awards Granted in Covered Year (a)	Add Year-End Fair Value of Equity Awards (b)(f)	Change in Fair Value of Prior Equity Awards (c)(f)	Add Change in Fair Value of Vested Equity Awards (d)(f)	Subtract the Fair Value of Equity Awards that Failed to Meet Vesting Conditions (e)	Total Compensation Actually Paid
2025	PEO	$858,077	$–	$–	$(280,220)	$(144,910)	$–	$432,947
2025	NEOs	$510,942	$–	$–	$(129,550)	$(70,680)	$–	$310,712
2024	PEO	$446,154	$–	$–	$528,380	$(32,140)	$–	$942,394
2024	NEOs	$245,384	$–	$–	$265,570	$(16,475)	$–	$494,479
2023	PEO	$657,797	$(157,797)	$172,000	$(65,280)	$(27,080)	$–	$579,640
2023	NEOs	$353,898	$(78,898)	$86,000	$(33,305)	$(13,575)	$–	$314,120

a)	Subtract amounts reported in “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.
b)	For any equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year, add the year-end fair value.
c)	For any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year, add the increase (or subtract the decrease) in fair value by comparing the fair value at the end of the fiscal year with the fair value at the end of the prior fiscal year.
d)	For awards that are granted and vest in the same covered fiscal year, add the fair value as of the vesting date. For awards granted in prior years that vest in the covered fiscal year, add the increase (or subtract the decrease) in fair value by comparing the fair value on the vesting date with the fair value at the end of the prior fiscal year.
e)	Subtract the prior fiscal year fair value of equity awards granted during prior years that fail to meet the applicable vesting conditions during the covered fiscal year.
f)	The fair value of stock options at each measurement date was determined using the Black-Scholes option pricing model. The assumptions used (expected volatility, risk-free interest rate, and expected term) differ materially from those used at the grant date because they reflect market conditions and the remaining term of the awards at each measurement date.

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Relationship Between Compensation Actually Paid and Performance Measures

The chart below highlights the alignment between “compensation actually paid” to our Named Executive Officers and our total shareholder return performance for the past three fiscal years.

The chart below highlights the alignment between “compensation actually paid” to our Named Executive Officers and our net income performance for the past three fiscal years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding common stock of the Company as of October 9, 2026. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated below, the address of each person listed in the table below is c/o 155 Plant Avenue, Hauppauge, NY 11788.

	Amount and Nature of Beneficial Ownership Common Stock (1)
Name and Address of Beneficial Owner	No. of Shares		% of Class
Directors and Officers
Fawad Maqbool — Chairman, President, Chief Executive Officer and Chief Technical Officer	3,052,111	(2)	10.02%
Louisa Sanfratello — Chief Financial Officer and Director	172,500	(3)	*
Jorge Flores — Chief Operating Officer	190,500	(4)	*
Daniel Mazziota — Director	280,368	(5)	*
Andrew Lee — Director	63,750	(6)	*
Shailesh “Sonny” Modi — Director	17,000	(7)	*
All officers and directors as a group (6 persons)	3,776,229		12.29%
5% Stockholders
Bard Associates, Inc. 135 South LaSalle Street, Suite 3700 Chicago, IL 60603	1,741,019	(8)	5.76%
Susquehanna Securities, LLC and affiliates, 401 E. City Avenue, Suite 220, Bala Cynwyd, PA 19004	1,744,929	(9)	5.48%

*	Less than 1%

1)	Based on 30,127,415 shares of common stock issued and outstanding as of October 9, 2026. Shares of common stock issuable upon exercise of options, warrants or rights exercisable within 60 days are deemed outstanding for purposes of computing the percentage of the person holding such securities.
2)	Includes (i) 2,726,611 shares of common stock, (ii) options to purchase 325,000 shares of common stock, (iii) right to acquire 500 shares of common stock upon exercise of outstanding Series B Rights.
3)	Includes (i) 60,000 shares of common stock and (ii) 112,500 options to purchase shares of common stock.
4)	Includes (i) 77,000 shares of common stock, (ii) 112,500 options to purchase shares of common stock, (iii) right to acquire 1,000 shares of common stock upon exercise of outstanding Series B Rights
5)	Includes (i) 238,743 shares of common stock, (ii) 40,625 options to purchase shares of common stock, (iii) right to acquire 1,000 shares of common stock upon exercise of outstanding Series B Rights
6)	Includes (i) 60,000 shares of common stock and (ii) 3,750 options to purchase common stock.
7)	Includes 17,000 shares of common stock.
8)	Address is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603. Based on Amendment No. 1 to Schedule 13G filed with the SEC on January 8, 2025. Reflects shared dispositive power of 1,657,154 shares of common stock and 83,865 shares of common stock underlying warrants.
9)	Based on Schedule 13G filed with the SEC on August 14, 2026 by G1 Execution Services, LLC, SIG Brokerage, LP and Susquehanna Securities, LLC, which may be deemed a group. Includes options to purchase 27,500 shares held by SIG Brokerage, LP and 1,683,000 shares held by Susquehanna Securities, LLC. The reporting persons report shared voting and dispositive power over 1,744,929 shares. Address of G1 Execution Services, LLC is 175 W. Jackson Blvd., Suite 1700, Chicago, IL 60604.

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RELATED PERSON TRANSACTIONS

We had no transactions since the beginning of the fiscal year of 2024, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year ended December 31, 2025 were complied with by each person who at any time during the fiscal year ended December 31, 2025 was a director or an executive officer or held more than 10% of our common stock.

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are available at https://ts.vstocktransfer.com/irhlogin/AMPLITECH and are posted on our website at www.amplitechgroup.com. They are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to AmpliTech Group, Inc., Attention: Investor Relations, 155 Plant Avenue, Hauppauge, New York, 11788.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by Internet, fax, email or mail as instructed on the Notice or paper proxy card (if you requested a paper proxy card), at your earliest convenience.

THE BOARD OF DIRECTORS
Hauppauge, NY
October 12, 2026

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m., Eastern Time, November 30, 2026.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided by 11:59 p.m., Eastern Time, November 30, 2026.

VOTE BY EMAIL
Mark, sign and date your proxy card and send it to vote@vstocktransfer.com by 11:59 p.m., Eastern Time, November 30, 2026.

VOTE BY FAX
Mark, sign and date your proxy card and return it to 646-536-3179 by 11:59 p.m., Eastern Time, November 30, 2026.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on December 1, 2026 at 5:00 p.m. Eastern Time at 155 Plant Avenue, Hauppauge, NY 11788.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card — Amplitech Group, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Fawad Maqbool 02 Louisa Sanfratello 03 Andrew Lee
04 Daniel Mazziota 05 Shailesh "Sonny" Modi

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: To transact any other business as may properly come before the Annual Meeting.

Date	Signature	Signature, if held jointly
____________	____________	____________

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as a executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

Important Notice Regarding the Availability of Proxy Materials

Materials for this Meeting are available at:

https://ts.vstocktransfer.com/irhlogin/AMPLITECH

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Amplitech Group, Inc., a Nevada corporation ("Company"), in connection with the 2026 Annual Meeting to be held on December 1, 2026, and appoints Fawad Maqbool and/or Louisa Sanfratello proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes them to represent and to vote, all the shares of common stock of the Company that the undersigned would be entitled to vote at our Annual Meeting of Stockholders ("Annual Meeting") on December 1, 2026 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holder appointed hereby is further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

The Board recommends that you vote "FOR" the Board's nominees for directors (Proposal 1); "FOR" the ratification of Sadler, Gibb & Associates, LLC (Proposal 2).

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Amplitech Group, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)